UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date of earliest event reported): November 29, 2011

AutoNation, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (954) 769-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

As previously announced on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2009 (the “January 2009 8-K”) by AutoNation, Inc. (the “Company”), the Board of Directors of the Company approved a letter agreement with Toyota Motor Sales, U.S.A., Inc. (“Toyota,” and such agreement, the “Toyota Agreement”) in order to, among other things, eliminate any potential adverse consequences under Toyota's framework agreement with the Company in the event that ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (together, “ESL”) acquired more than fifty percent (50%) of the Company's common stock. The Toyota Agreement also contains governance-related and other provisions as described in the January 2009 8-K. Based on a Schedule 13D/A filed by ESL with the SEC on October 31, 2011, ESL beneficially owns approximately fifty-six percent (56%) of the Company's common stock.

Under the Toyota Agreement (as previously extended and amended), Toyota's consent (the “Consent”) to ESL acquiring more than fifty percent (50%) of the Company's common stock would have terminated on December 31, 2011, solely with respect to ESL purchases of the Company's common stock after such date, unless it was extended by Toyota.

On November 29, 2011, the Company entered into an extension and amendment agreement to the Toyota Agreement (the “Extension and Amendment Agreement”) with Toyota and ESL. The Extension and Amendment Agreement grants an additional one-year extension of Toyota's Consent under the Toyota Agreement and amends the Toyota Agreement to provide that the Toyota Agreement and Toyota's Consent will terminate in the event that ESL's ownership of the Company's outstanding common stock falls to forty percent (40%) or lower (rather than fifty percent (50%) or lower). Toyota's Consent under the Toyota Agreement will now terminate on December 31, 2012 (unless it is terminated earlier as provided in the Toyota Agreement) with respect to purchases of the Company's common stock by ESL after such date, provided that ESL may continue to seek successive annual one-year extensions of Toyota's Consent, and Toyota may not unreasonably withhold or delay its consent thereto, except that if ESL has owned fifty percent (50%) or less of the Company's outstanding common stock for two years preceding the date that ESL seeks an extension, then Toyota may withhold such consent in its sole discretion.

The foregoing summaries of the Toyota Agreement and the Extension and Amendment Agreement are qualified in their entirety by reference to such agreements. The Toyota Agreement, together with all amendments thereto, including the Extension and Amendment Agreement, are filed as exhibits hereto, and each is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

10.1
Toyota Agreement, dated January 28, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

10.2
First Extension Agreement, dated November 23, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on November 24, 2009).

10.3
Amendment, dated April 23, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 filed on April 23, 2010).

10.4
Second Extension Agreement, dated December 16, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on December 17, 2010).

10.5	Extension and Amendment Agreement, dated November 29, 2011, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date: November 30, 2011	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Exhibit

Number	Description

10.1
Toyota Agreement, dated January 28, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

10.2
First Extension Agreement, dated November 23, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on November 24, 2009).

10.3
Amendment, dated April 23, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 filed on April 23, 2010).

10.4
Second Extension Agreement, dated December 16, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on December 17, 2010).

10.5	Extension and Amendment Agreement, dated November 29, 2011, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc.